CONSENT AND WAIVER

This CONSENT AND WAIVER (this "Agreement"), dated as of August 3, 2004 (the "Agreement Effective Date"), is entered into by Global Industries, Ltd., a Louisiana corporation (the "Company"), and Global Offshore Mexico, S. de R.L. de C.V., a Mexican sociedad de responsabilidad limitada de capital variable (together with the Company, the "Borrowers"); the financial institutions parties hereto which are Lenders party to the Credit Agreement described below; and Calyon New York Branch (formerly known as Credit Lyonnais New York Branch), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

INTRODUCTION

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of March 9, 2004 (the "Credit Agreement"); and

WHEREAS, the Company did not meet certain financial covenants under Credit Agreement for the fiscal quarter ending June 30, 2004, and the Company has requested the Majority Lenders to grant certain consents and waivers with respect thereto on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

    Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Credit Agreement.

    Consent and Waiver.

    (a) The Banks hereby agree to waive any Default or Event of Default that has occurred or that may occur as a result of the Company's noncompliance with the covenants contained in Sections 6.13, 6.14, 6.15, 6.16 and 6.17 of the Credit Agreement, in each case as such covenant applies to the fiscal quarter ending June 30, 2004.

    (b) The express waiver set forth in this Section 2 is the only waiver provided by the Banks pursuant to this Agreement, and all other rights and remedies of the Banks under the Credit Agreement remain unchanged. The Banks reserve the right to exercise any rights and remedies available to them in connection with any other present or future Defaults with respect to the Credit Agreement or any other provision of any Credit Document.

    Effectiveness. This Agreement shall be effective as of the Agreement Effective Date when the Administrative Agent has confirmed (and has so notified the Company) that counterparts hereof have been duly executed by the Company, the Agent and the Majority Lenders and delivered to the Agent.

    Representations and Warranties. The Company hereby represents and warrants that, as of the Agreement Effective Date:

      the representations and warranties of the Company contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date;

      after giving effect to this Agreement, no event has occurred and is continuing which constitutes an Event of Default or that with the passage of time would constitute an Event of Default.

    Ratification. The Credit Agreement, the Notes and all other Credit Documents executed in connection therewith to which the Company or any other Loan Party is a party shall remain in full force and effect, and all rights and powers created thereby or thereunder are in all respects ratified and confirmed. The Company agrees that all obligations of the Company and each other Loan Party under the Credit Agreement, the Notes and all other Credit Documents to which the Company or any other Loan Party is a party are hereby reaffirmed and renewed.

    Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York.

    Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of an original executed counterpart of this Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agent have executed this Agreement as of the date first above written.

                                                                BORROWERS:

                                                                GLOBAL INDUSTRIES, LTD.

                                                                By: __________________________

                                                                             Peter S. Atkinson
&#                                                                             President

                                                                GLOBAL OFFSHORE MEXICO, S. DE R.L. DE C.V.

                                                                  By: __________________________

                                                                            Peter S. Atkinson
&#                                                                            Attorney-in-Fact/Apoderado

                                                                ADMINISTRATIVE AGENT:

                                                                CALYON NEW YORK BRANCH (formerly

                                                                known as Credit Lyonnais New York Branch),

                                                                as Administrative Agent

                                                                By: __________________________

                                                                Name:

                                                                Title:

                                                                ISSUING BANK

                                                                CALYON NEW YORK BRANCH (formerly

                                                                known as Credit Lyonnais New York Branch),

                                                                By: __________________________

                                                                Name:

                                                                Title:

                                                                BANKS:

                                                                CALYON NEW YORK BRANCH (formerly

                                                                known as Credit Lyonnais New York Branch),

                                                                By: __________________________

                                                                Name:

                                                                Title:

                                                                WHITNEY NATIONAL BANK

                                                                By: __________________________

                                                                Name:

                                                                Title:

                                                                COMMERZBANK AG NEW YORK AND

                                                                GRAND CAYMAN BRANCHES

                                                                By: __________________________

                                                                Name:

                                                                Title:

                                                                NATEXIS BANQUES POPULAIRES

                                                                By: __________________________

                                                                Name:

                                                                Title: